UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2012

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	201352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

During December 2011, Education Realty Trust, Inc. (the “Company”) acquired GrandMarc at Westberry Place (the “Grandmarc”), serving Texas Christian University in Fort Worth, Texas for a purchase price of $55.1 million. The following financial information with respect to the Grandmarc, which updates the information included on pages F-13 to F-17 in the Company’s Registration Statement on Form S-3 (File No. 333-177422), filed with the Securities and Exchange Commission on October 21, 2011 (the “Registration Statement”), together with the financial information for the University Village Towers included on pages F-9 to F-12 in the Registration Statement, constitutes the information required by Rule 3-14 and Article 11 of Regulation S-X with respect to a portion of the Company’s acquisition activity since January 1, 2011. No individual property purchased was an individually significant acquisition as defined under Rule 3-14 of Regulation S-X.

(a)	Financial Statements of Businesses Acquired.

The audited statements of certain revenues and certain expenses of GrandMarc at Westberry Place (the “Grandmarc”) for the year ended December 31, 2010 and its unaudited financial statements as of and for the nine months ended September 30, 2011 are filed herewith as Exhibit 99.1, and incorporated in this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of Education Realty Trust, Inc. as of June 30, 2012 and the pro forma condensed consolidated statement of operations for the years ended December 31, 2009, 2010 and 2011 and the six months ended June 30, 2012 giving effect to the acquisitions of the GrandMarc and the University Village Towers properties, as well as certain probable dispositions and the Company’s August 2012 equity offering, is filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
23.1	Consent of Dixon Hughes Goodman LLP
99.1	Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011 (unaudited)
99.2	Unaudited pro forma condensed consolidated financial statements of Education Realty Trust, Inc. as of June 30, 2012 and for the years ended December 31, 2009, 2010 and 2011 and for the six months ended June 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: September 7, 2012	By:	/s/ Randall H. Brown
Randall H. Brown
Executive Vice President, Chief Financial Officer,
Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Dixon Hughes Goodman LLP
99.1	Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011 (unaudited)
99.2	Unaudited pro forma condensed consolidated financial statements of Education Realty Trust, Inc. as of June 30, 2012 and for the years ended December 31, 2009, 2010 and 2011 and for the six months ended June 30, 2012